John Hancock Money Market Fund Supplement dated 12-5-08 to the current Class A, B and C share prospectus

This supplement updates the above referenced Prospectus of John Hancock Current Interest (the “Trust”) with respect to John Hancock Money Market Fund (the “Fund”), a series of the Trust. You may obtain additional copies of the Prospectus, free of charge, by writing or telephoning:

John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510 1-(800)-225-5291

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

The purpose of this Supplement is to provide you with important information regarding the Fund’s participation in the U.S. Department of Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was originally schedule to terminate on December 18, 2008. However, the Treasury announced on November 24, 2008 that the Program was extended through April 30, 2009.

On December 4, 2008, the Board of Trustees of the Trust (the “Board”) has approved the continued participation of the Fund in the Program, under which the Treasury will provide shareholders of the Fund with coverage on the number of shares of the Fund held by them as of the close of business on September 19, 2008, in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1.00 (a “Guarantee Event”). Other than extending the Program’s expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

Recovery under the Extended Program is subject to certain conditions and limitations, including the following:

●	For investors who held shares of the Fund on September 19, 2008, the Extended Program provides a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

●	This guarantee is not available to investors who were not Fund shareholders on September 19, 2008. In addition, this guarantee is not available to investors who were Fund shareholders on September 19, 2008 but who sold all their Fund shares prior to the date of a Guarantee Event.

●	The total amount of coverage available for all participants in the Extended Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion). If claims exceed that amount, they will be paid in the order received until the Federal Exchange Stabilization Fund is exhausted. As such, participation in the Program does not gaurantee a $1.00 net asset value upon redemption or liquidation of shares.

●	Recovery under the Extended Program requires the Fund to liquidate.

●	In order to recover, a Guarantee Event must occur during the term of the Extended Program.

The cost for the Fund to participate in both the Program and the Extended Program is 0.025% of the net asset value of the Fund (as of September 19, 2008) (0.01% for the Program and 0.015% for the Extended Program) and this cost will be borne by all shareholders of the Fund including those that are not covered under the Extended Program. However, all shareholders will benefit from the Extended Program to the extent that the Extended Program helps to stabilize the Fund by discouraging shareholders from withdrawing their assets from the Fund.

The Program will be in effect until April 30, 2009. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

The Secretary of the Treasury may extend the Extended Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Extended Program is extended, the Board will consider whether the Fund should continue to participate in the Extended Program. Participation in any extension of the Extended Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Extended Program.

The cost of participating in the Program and the Extended Program will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement. The effect of the payment of this fee to the Treasury is reflected in the following tables, which replace the information in the section of the Prospectus titled “Investor costs” in its entirety.

Investor costs

	Class A	Class B	Class C
Shareholder transaction expenses(1)
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less	¾	5.00%	1.00%
Annual Operating Expenses
Management fee	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses(2)	0.28%	0.29%(3)	0.28%
Total fund operating expenses	1.03%	1.79%(3)	1.78%
Contractual expense reimbursement(4)	-0.20%(5)	-0.10%	-0.10%
Net annual operating expenses	0.83%	1.69%(3)	1.68%

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Includes the cost of participating in both the Program and the Extended Program.

3	The fund receives credits from its transfer agent as a result of uninvested cash balances; these credits (which may differ from class to class depending on the number and size of shareholder accounts in the class) are used to reduce a portion of the fund’s transfer agent fees. Such fee reduction is not reflected in this table. Had this fee reduction been taken into account, total fund operating expenses and net fund operating expenses would have been 1.78% and 1.68%, respectively, for Class B.

4	Reflects adviser’s contractual agreement to limit maximum rate of management fee to 0.40% until at least July 31, 2009.

5	Reflects distributor’s contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least July 31, 2009.

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B					Class C
		Shares sold		Shares kept		Shares sold	Shares kept
1 Year	85	672		172		271	171
3 Years	304	849		549		546	546
5 Years	540	1,152		952		946	946
10 Years	1,219	1,875	*	1,875	*	2,065	2,065

*	Reflects conversion of Class B shares to Class A shares after eight years.